Exhibit 99 (a)

News Release
5 Sarnowski Drive, Glenville, New York, 12302 (518) 377-3311 Fax: (518) 381-3668

Subsidiary:	Trustco Bank	NASDAQ -- TRST

Contact:	Robert Leonard Executive Vice President and Chief Risk Officer (518) 381-3693

FOR IMMEDIATE RELEASE:

TrustCo Announces Third Quarter 2019 Results;
Net Income of $14.7 Million and 5.3% Average Residential Loan Growth Year over Year

Glenville, New York – October 21, 2019

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) · TrustCo Bank Corp NY today announced third quarter 2019 net income of $14.7 million or $0.152 diluted earnings per share compared to $15.2 million or $0.157 diluted earnings per share in the third quarter of 2018 despite an increase of $4.7 million in interest expense during the same time period. Similar results were noted during the nine month period wherein net income was $43.9 million for the nine months ended September 30, 2019 versus $45.4 million for the same period in 2018 while total interest expense increased by $12.9 million.

Summary

Robert J. McCormick, Chairman, President and Chief Executive Officer noted, “We are pleased to be able to report an increase in average residential loan growth of 5.3% or $175.6 million in the third quarter 2019 compared to the third quarter 2018.  Our focus on traditional lending criteria, conservative balance sheet management and expense control has enabled us to produce consistent earnings, maintain strong liquidity and capital, and allowed us to continue to grow our business and take advantage of changes in market and competitive conditions.  Our strong financial condition is evidenced by our continued recognition as a BauerFinancial, Inc. 5-Star Superior Bank Rating.”  Average deposits increased 5.6% for the third quarter of 2019 compared to the third quarter 2018.  Mr. McCormick further added “We continue to add core customer relationships, which ultimately drive future growth.  Loan growth and stabilizing cost of funds as a result of federal rate cuts have put us in a good position as we move forward.”

TrustCo saw solid loan growth in the third quarter of 2019 compared to the prior year led by an increase in residential mortgages.  Loan portfolio expansion was funded by a combination of utilizing our strong cash balances and growth in our deposit base.  TrustCo’s strong liquidity position continues to allow it to take advantage of opportunities when interest rate conditions change.

Details

Average loans were up $158.4 million or 4.2% in the third quarter 2019 over the same period in 2018.  Average residential loans, our primary lending focus, were up $175.6 million or 5.3% in the third quarter 2019, over the same period in 2018.  Average deposits are up $236.4 million or 5.6% for the third quarter 2019 over the same period a year earlier.  The increase in deposits was the result of a $301.1 million or 26.0% increase in average time deposits over the same period last year.  Excluding time deposits, total average core deposit accounts, which consist of checking, savings and money market deposits accounts, were down $64.7 million or 2.1% for the third quarter 2019 compared to the third quarter 2018.

The cost of interest bearing liabilities increased to 0.94% in the third quarter 2019 from 0.52% in the third quarter 2018.  The cost of savings and interest bearing checking decreased slightly by 2 basis points and 3 basis points, respectively, from the third quarter 2018.  Money market deposits increased 41 basis points to 0.83% versus 0.42% from the third quarter 2018. A significant portion of our CD portfolio is expected to reprice during the fourth quarter which at current lower market rates will have a positive impact on net interest margin.  The net interest spread for the third quarter 2019 was 2.88%, down 38 basis points from 3.26% in the third quarter of 2018.  Net interest income (TE) decreased by 4.6% or $1.9 million over the same period last year.  Because we offered competitive shorter term rates, we expect margin to stabilize in the fourth quarter of 2019 as our shorter term time deposits could reprice lower and provide opportunity for increased margin expansion.

The Bank continued to demonstrate its ability to grow shareholders’ equity as average equity was up $46.5 million or 9.8% in the third quarter of 2019 compared to the same period in 2018.  On this expanded equity, return on average assets and return on average equity for the third quarter 2019 were 1.12% and 11.19%, respectively, compared to 1.24% and 12.84% for the third quarter 2018.  Improving efficiencies to reduce costs continues to remain a key area of focus.  Total operating expenses decreased by $474 thousand or 1.9% in the third quarter 2019 as compared to the third quarter 2018, driven by decreases in advertising expense, FDIC and other insurance expense, and other real estate expense, partially offset by an increase in salaries and employee benefits. The growth in salaries and benefit expense was the result of our targeted effort to hire and retain talent.

Asset quality and the resulting loan loss reserve measures continued to improve.  Nonperforming loans (NPLs) were $21.0 million at September 30, 2019, compared to $23.8 million at September 30, 2018.  NPLs were 0.53% of total loans at September 30, 2019, compared to 0.62% at September 30, 2018.  The coverage ratio, or allowance for loan losses to NPLs, was 210.9% at September 30, 2019, compared to 188.0% at September 30, 2018.  Nonperforming assets (NPAs) were $23.4 million at September 30, 2019 compared to $26.1 million at September 30, 2018.  The ratio of allowance for loan losses to total loans was 1.11% as of September 30, 2019, compared to 1.17% at September 30, 2018 which reflects both an improvement in asset quality and economic conditions in our lending areas.  The allowance for loan losses was $44.3 million at September 30, 2019 compared to $44.7 million at September 30, 2018.  Net chargeoffs for the third quarter 2019 were $36 thousand versus $67 thousand in the third quarter 2018.  As a result of the aforementioned loan growth and improvement in asset quality trends, the Company did not record a provision for loan losses during the third quarter 2019.

At September 30, 2019 the tangible equity to tangible asset ratio was 10.07%, compared to 9.76% at September 30, 2018.  As mentioned earlier, the Company is proud of its ability to grow shareholders’ equity.  Tangible book value per share at September 30, 2019 was $5.42, up 9.94% compared to $4.93 a year earlier.

TrustCo Bank Corp NY is a $5.2 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 148 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2019.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss third quarter 2019 results will be held at 9:00 a.m. Eastern Time on October 22, 2019.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10135926.  The call will also be audio webcast at: https://services.choruscall.com/links/trst191022.html, and will be available for one year.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2019, the impact of Federal Reserve actions regarding interest rates and the growth of loans and deposits throughout our branch network, our ability to capitalize on economic changes in the areas in which we operate and the extent to which higher expenses to fulfill operating and regulatory requirements recur or diminish over time.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of us and Trustco Bank and the continued receipt of approvals from our primary federal banking regulators under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; unanticipated effects from the Tax Cut and Jobs Act that may limit its benefits or adversely impact our business;  the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; changes in consumer spending, borrowing and saving habits; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; changes in management personnel; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; technological changes and electronic, cyber and physical security breaches; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	9/30/2019		6/30/2019		9/30/2018
Summary of operations
Net interest income (TE)	$38,644		39,192		40,526
(Credit) Provision for loan losses	-		(341)		300
Noninterest income	4,925		4,914		4,455
Noninterest expense	24,070		24,902		24,544
Net income	14,708		14,667		15,199

Per common share
Net income per share:
- Basic	$0.152		0.152		0.157
- Diluted	0.152		0.151		0.157
Cash dividends	0.068		0.068		0.068
Tangible Book value at period end	5.42		5.32		4.93
Market price at period end	8.15		7.92		8.50

At period end
Full time equivalent employees	823		858		807
Full service banking offices	148		148		148

Performance ratios
Return on average assets	1.12%		1.14		1.24
Return on average equity	11.19		11.60		12.84
Efficiency (1)	55.17		55.98		53.39
Net interest spread (TE)	2.88		2.95		3.26
Net interest margin (TE)	3.04		3.11		3.35
Dividend payout ratio	44.85		44.94		43.29

Capital ratios at period end
Consolidated tangible equity to tangible assets (2)	10.07%		9.85		9.76
Consolidated equity to assets	10.07%		9.86		9.77

Asset quality analysis at period end
Nonperforming loans to total loans	0.53		0.57		0.62
Nonperforming assets to total assets	0.45		0.47		0.53
Allowance for loan losses to total loans	1.11		1.14		1.17
Coverage ratio (3)	2.1	x	2.0	x	1.9	x

(1)	Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income.

(2)	Non-GAAP measure; calculated as total equity less $553 of intangible assets divided by total assets less $553 of intangible assets.

(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine months ended
	09/30/19	09/30/18
Summary of operations
Net interest income (TE)	$117,569	119,957
(Credit) Provision for loan losses	(41)	900
Noninterest income	14,476	13,629
Noninterest expense	73,839	72,794
Net income	43,933	45,412

Per common share
Net income per share:
- Basic	$0.454	0.471
- Diluted	0.453	0.470
Cash dividends	0.204	0.199
Tangible Book value at period end	5.42	4.93
Market price at period end	8.15	8.50

Performance ratios
Return on average assets	1.14	1.24
Return on average equity	11.56	13.00
Efficiency (1)	55.75	53.60
Net interest spread (TE)	2.98	3.24
Net interest margin (TE)	3.13	3.32
Dividend payout ratio	45.00	42.35

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and gain on sale of building and nonperforming loans).

TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Interest and dividend income:
Interest and fees on loans	$41,923	41,432	41,253	41,184	40,073
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	996	821	783	788	787
State and political subdivisions	2	3	1	2	7
Mortgage-backed securities and collateralized mortgage obligations - residential	2,178	2,152	1,555	1,554	1,601
Corporate bonds	321	272	208	202	202
Small Business Administration - guaranteed participation securities	282	289	297	329	325
Mortgage-backed securities and collateralized mortgage obligations - commercial	-	-	-	-	-
Other securities	6	5	5	5	4
Total interest and dividends on securities available for sale	3,785	3,542	2,849	2,880	2,926

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	187	209	217	226	232
Total interest on held to maturity securities	187	209	217	226	232

Federal Reserve Bank and Federal Home Loan Bank stock	81	199	85	207	82

Interest on federal funds sold and other short-term investments	2,552	3,282	3,009	2,367	2,425
Total interest income	48,528	48,664	47,413	46,864	45,738

Interest expense:
Interest on deposits:
Interest-bearing checking	52	94	121	111	113
Savings	323	367	377	401	417
Money market deposit accounts	1,177	1,119	826	618	544
Time deposits	7,974	7,512	5,976	4,643	3,864
Interest on short-term borrowings	359	381	381	352	277
Total interest expense	9,885	9,473	7,681	6,125	5,215

Net interest income	38,643	39,191	39,732	40,739	40,523

Less: (Credit) Provision for loan losses	-	(341)	300	500	300
Net interest income after provision for loan losses	38,643	39,532	39,432	40,239	40,223

Noninterest income:
Trustco Financial Services income	1,517	1,683	1,733	1,356	1,516
Fees for services to customers	2,602	2,611	2,520	2,897	2,693
Other	806	620	384	199	246
Total noninterest income	4,925	4,914	4,637	4,452	4,455

Noninterest expenses:
Salaries and employee benefits	11,725	11,711	11,451	10,183	10,761
Net occupancy expense	4,094	4,006	4,167	4,800	3,997
Equipment expense	1,689	1,709	1,902	1,741	1,783
Professional services	1,507	1,568	1,650	1,733	1,578
Outsourced services	1,875	1,875	1,925	1,875	1,875
Advertising expense	494	778	785	876	844
FDIC and other insurance	282	598	648	522	682
Other real estate (income) expense, net	33	210	(24)	37	528
Other	2,371	2,447	2,363	3,152	2,496
Total noninterest expenses	24,070	24,902	24,867	24,919	24,544

Income before taxes	19,498	19,544	19,202	19,772	20,134
Income taxes	4,790	4,877	4,644	3,739	4,935

Net income	$14,708	14,667	14,558	16,033	15,199

Net income per common share:
- Basic	$0.152	0.152	0.150	0.166	0.157

- Diluted	0.152	0.151	0.150	0.166	0.157

Average basic shares (in thousands)	96,907	96,822	96,744	96,555	96,555
Average diluted shares (in thousands)	96,977	96,891	96,822	96,689	96,689

Note: Taxable equivalent net interest income	$38,644	39,192	39,733	40,740	40,526

CONSOLIDATED STATEMENTS OF INCOME, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine months ended
	09/30/19	09/30/18
Interest and dividend income:
Interest and fees on loans	$124,608	117,120
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	2,600	2,324
State and political subdivisions	6	20
Mortgage-backed securities and collateralized mortgage obligations - residential	5,885	5,039
Corporate bonds	801	485
Small Business Administration - guaranteed participation securities	868	1,010
Mortgage-backed securities and collateralized mortgage obligations - commercial	-	37
Other securities	16	13
Total interest and dividends on securities available for sale	10,176	8,928

Interest on held to maturity securities:
Mortgage-backed securities-residential	613	736
Total interest on held to maturity securities	613	736

Federal Reserve Bank and Federal Home Loan Bank stock	365	357

Interest on federal funds sold and other short-term investments	8,843	6,909
Total interest income	144,605	134,050

Interest expense:
Interest on deposits:
Interest-bearing checking	267	331
Savings	1,067	1,256
Money market deposit accounts	3,122	1,435
Time deposits	21,462	10,163
Interest on short-term borrowings	1,121	918
Total interest expense	27,039	14,103

Net interest income	117,566	119,947

Less: (Credit) Provision for loan losses	(41)	900
Net interest income after provision for loan losses	117,607	119,047

Noninterest income:
Trustco Financial Services income	4,933	4,927
Fees for services to customers	7,733	8,015
Other	1,810	687
Total noninterest income	14,476	13,629

Noninterest expenses:
Salaries and employee benefits	34,887	31,924
Net occupancy expense	12,267	12,413
Equipment expense	5,300	5,327
Professional services	4,725	4,822
Outsourced services	5,675	5,625
Advertising expense	2,057	2,144
FDIC and other insurance	1,528	2,219
Other real estate expense, net	219	1,194
Other	7,181	7,126
Total noninterest expenses	73,839	72,794

Income before taxes	58,244	59,882
Income taxes	14,311	14,470

Net income	$43,933	45,412

Net income per common share:
- Basic	$0.454	0.471

- Diluted	0.453	0.470

Average basic shares (in thousands)	96,825	96,453
Average diluted shares (in thousands)	96,897	96,587

Note: Taxable equivalent net interest income	$117,569	119,957

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
ASSETS:

Cash and due from banks	$49,526	42,471	43,064	49,260	42,195
Federal funds sold and other short term investments	401,151	517,684	576,123	454,449	423,254
Total cash and cash equivalents	450,677	560,155	619,187	503,709	465,449

Securities available for sale:
U. S. government sponsored enterprises	164,490	184,448	148,292	152,160	150,053
States and political subdivisions	169	170	172	173	180
Mortgage-backed securities and collateralized mortgage obligations - residential	406,166	354,679	312,946	262,032	269,093
Small Business Administration - guaranteed participation securities	50,970	53,091	54,113	56,475	57,894
Corporate bonds	40,281	40,467	30,258	29,938	29,977
Other securities	683	685	685	685	685
Total securities available for sale	662,759	633,540	546,466	501,463	507,882

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	19,705	20,667	21,609	22,501	23,462
Total held to maturity securities	19,705	20,667	21,609	22,501	23,462

Federal Reserve Bank and Federal Home Loan Bank stock	9,183	9,183	8,953	8,953	8,953

Loans:
Commercial	192,443	190,507	190,347	196,146	190,987
Residential mortgage loans	3,508,647	3,428,829	3,376,193	3,376,708	3,331,212
Home equity line of credit	273,526	277,559	282,034	289,540	293,750
Installment loans	10,703	9,514	12,579	11,702	9,967
Loans, net of deferred net costs	3,985,319	3,906,409	3,861,153	3,874,096	3,825,916

Less: Allowance for loan losses	44,329	44,365	44,671	44,766	44,736
Net loans	3,940,990	3,862,044	3,816,482	3,829,330	3,781,180

Bank premises and equipment, net	34,168	34,058	34,428	34,694	35,214
Operating lease right-of-use assets	49,618	51,097	51,559	-	-
Other assets	55,369	56,926	57,637	58,263	63,211

Total assets	$5,222,469	5,227,670	5,156,321	4,958,913	4,885,351

LIABILITIES:
Deposits:
Demand	$453,439	432,780	408,417	405,069	403,047
Interest-bearing checking	869,101	888,433	895,099	904,678	918,486
Savings accounts	1,110,947	1,132,308	1,150,329	1,182,683	1,221,127
Money market deposit accounts	570,457	562,318	538,043	507,311	501,270
Time deposits	1,457,223	1,446,428	1,421,181	1,274,506	1,155,994
Total deposits	4,461,167	4,462,267	4,413,069	4,274,247	4,199,924

Short-term borrowings	151,095	166,746	159,778	161,893	176,377
Operating lease liabilities	54,731	56,237	56,723	-	-
Accrued expenses and other liabilities	29,313	26,790	25,033	32,902	31,932

Total liabilities	4,696,306	4,712,040	4,654,603	4,469,042	4,408,233

SHAREHOLDERS' EQUITY:
Capital stock	100,200	100,180	100,180	100,175	100,175
Surplus	176,395	176,396	176,510	176,710	176,764
Undivided profits	280,542	272,433	264,364	256,397	246,965
Accumulated other comprehensive loss, net of tax	(71)	(1,774)	(7,011)	(10,309)	(13,000)
Treasury stock at cost	(30,903)	(31,605)	(32,325)	(33,102)	(33,786)

Total shareholders' equity	526,163	515,630	501,718	489,871	477,118

Total liabilities and shareholders' equity	$5,222,469	5,227,670	5,156,321	4,958,913	4,885,351

Outstanding shares (in thousands)	96,917	96,822	96,746	96,659	96,586

NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$888	905	701	645	928
Real estate mortgage - 1 to 4 family	18,275	19,633	22,343	22,373	20,750
Installment	13	1	26	4	13
Total non-accrual loans	19,176	20,539	23,070	23,022	21,691
Other nonperforming real estate mortgages - 1 to 4 family	30	31	33	34	35
Total nonperforming loans	19,206	20,570	23,103	23,056	21,726
Other real estate owned	2,409	2,625	1,262	1,675	2,306
Total nonperforming assets	$21,615	23,195	24,365	24,731	24,032

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	1,809	1,564	1,644	1,915	2,054
Installment	-	-	-	15	13
Total non-accrual loans	1,809	1,564	1,644	1,930	2,067
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	1,809	1,564	1,644	1,930	2,067
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$1,809	1,564	1,644	1,930	2,067

Total
Loans in nonaccrual status:
Commercial	$888	905	701	645	928
Real estate mortgage - 1 to 4 family	20,084	21,197	23,987	24,288	22,804
Installment	13	1	26	19	26
Total non-accrual loans	20,985	22,103	24,714	24,952	23,758
Other nonperforming real estate mortgages - 1 to 4 family	30	31	33	34	35
Total nonperforming loans	21,015	22,134	24,747	24,986	23,793
Other real estate owned	2,409	2,625	1,262	1,675	2,306
Total nonperforming assets	$23,424	24,759	26,009	26,661	26,099

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$(28)	(1)	4	99	(2)
Real estate mortgage - 1 to 4 family	39	(54)	318	323	(3)
Installment	9	45	23	35	64
Total net chargeoffs (recoveries)	$20	(10)	345	457	59

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	-	(25)	19	(3)	-
Installment	16	-	31	16	8
Total net chargeoffs (recoveries)	$16	(25)	50	13	8

Total
Commercial	$(28)	(1)	4	99	(2)
Real estate mortgage - 1 to 4 family	39	(79)	337	320	(3)
Installment	25	45	54	51	72
Total net chargeoffs (recoveries)	$36	(35)	395	470	67

Asset Quality Ratios

Total nonperforming loans (1)	$21,015	22,134	24,747	24,986	23,793
Total nonperforming assets (1)	23,424	24,759	26,009	26,661	26,099
Total net chargeoffs (recoveries) (2)	36	(35)	395	470	67

Allowance for loan losses (1)	44,329	44,365	44,671	44,766	44,736

Nonperforming loans to total loans	0.53%	0.57%	0.64%	0.64%	0.62%
Nonperforming assets to total assets	0.45%	0.47%	0.50%	0.54%	0.53%
Allowance for loan losses to total loans	1.11%	1.14%	1.16%	1.16%	1.17%
Coverage ratio (1)	210.9%	200.4%	180.5%	179.2%	188.0%
Annualized net chargeoffs to average loans (2)	0.00%	0.00%	0.04%	0.05%	0.01%
Allowance for loan losses to annualized net chargeoffs (2)	307.8	x	-316.9	x	28.3	x	23.8	x	166.9	x

* Includes New York, New Jersey, Vermont and Massachusetts.

(1)	At period-end
(2)	For the period ended

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)
(Unaudited)

	Three months ended September 30, 2019			Three months ended September 30, 2018
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$183,580	996	2.17%	$154,865	787	2.03%
Mortgage backed securities and collateralized mortgage obligations - residential	370,808	2,178	2.35	287,760	1,601	2.23
State and political subdivisions	166	3	7.23	453	10	8.88
Corporate bonds	40,231	321	3.19	30,110	202	2.68
Small Business Administration - guaranteed participation securities	51,988	282	2.17	62,368	325	2.09
Mortgage backed securities and collateralized mortgage obligations - commercial	-	-	-	-	-	-
Other	685	6	3.50	685	4	2.34

Total securities available for sale	647,458	3,786	2.34	536,241	2,929	2.18

Federal funds sold and other short-term Investments	465,251	2,552	2.19	486,552	2,425	1.98

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	20,197	187	3.70	24,080	232	3.86

Total held to maturity securities	20,197	187	3.70	24,080	232	3.86

Federal Reserve Bank and Federal Home Loan Bank stock	9,183	81	3.53	8,953	82	3.66

Commercial loans	190,538	2,596	5.45	188,757	2,480	5.25
Residential mortgage loans	3,465,102	35,743	4.13	3,289,534	33,949	4.13
Home equity lines of credit	275,047	3,401	4.95	294,518	3,418	4.60
Installment loans	9,967	183	7.34	9,447	226	9.51

Loans, net of unearned income	3,940,654	41,923	4.26	3,782,256	40,073	4.23

Total interest earning assets	5,082,743	48,529	3.82	4,838,082	45,741	3.78

Allowance for loan losses	(44,448)			(44,770)
Cash & non-interest earning assets	188,528			120,474

Total assets	$5,226,823			$4,913,786

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$874,179	52	0.02%	$913,150	113	0.05%
Money market accounts	567,554	1,177	0.83	508,795	544	0.42
Savings	1,126,935	323	0.11	1,244,889	417	0.13
Time deposits	1,457,510	7,974	2.19	1,156,422	3,864	1.33

Total interest bearing deposits	4,026,178	9,526	0.95	3,823,256	4,938	0.51
Short-term borrowings	160,162	359	0.90	183,796	277	0.60

Total interest bearing liabilities	4,186,340	9,885	0.94	4,007,052	5,215	0.52

Demand deposits	438,789			405,311
Other liabilities	80,188			26,429
Shareholders' equity	521,506			474,994

Total liabilities and shareholders' equity	$5,226,823			$4,913,786

Net interest income, tax equivalent		38,644			40,526

Net interest spread			2.88%			3.26%

Net interest margin (net interest income to total interest earning assets)			3.04%			3.35%

Tax equivalent adjustment		(1)			(3)

Net interest income		38,643			40,523

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued

(dollars in thousands)
(Unaudited)

	Nine months ended September 30, 2019			Nine months ended September 30, 2018
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$166,119	2,600	2.09%	$155,434	2,324	1.99%
Mortgage backed securities and collateralized mortgage obligations - residential	329,188	5,885	2.38	300,645	5,039	2.23
State and political subdivisions	167	9	7.19	494	30	8.14
Corporate bonds	33,678	801	3.17	30,384	485	2.13
Small Business Administration - guaranteed participation securities	54,414	868	2.13	64,769	1,010	2.08
Mortgage backed securities and collateralized mortgage obligations - commercial	-	-	-	3,651	37	1.34
Other	685	16	3.11	685	13	2.53

Total securities available for sale	584,251	10,179	2.32	556,062	8,938	2.14

Federal funds sold and other short-term Investments	504,512	8,843	2.34	521,470	6,909	1.77

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	21,123	613	3.87	25,410	736	3.86

Total held to maturity securities	21,123	613	3.87	25,410	736	3.86

Federal Reserve Bank and Federal Home Loan Bank stock	9,104	365	5.35	8,893	357	5.35

Commercial loans	191,370	7,725	5.38	187,198	7,336	5.23
Residential mortgage loans	3,412,411	105,786	4.13	3,214,950	99,123	4.11
Home equity lines of credit	280,248	10,441	4.97	299,723	10,018	4.47
Installment loans	10,718	656	8.16	8,831	644	9.75

Loans, net of unearned income	3,894,747	124,608	4.27	3,710,702	117,120	4.21

Total interest earning assets	5,013,737	144,608	3.85	4,822,537	134,060	3.71

Allowance for loan losses	(44,744)			(44,573)
Cash & non-interest earning assets	180,568			123,134

Total assets	$5,149,561			$4,901,098

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$878,106	267	0.04%	$899,319	331	0.05%
Money market accounts	546,601	3,122	0.76	528,310	1,435	0.36
Savings	1,141,607	1,067	0.12	1,255,245	1,256	0.13
Time deposits	1,416,306	21,462	2.02	1,124,592	10,163	1.21

Total interest bearing deposits	3,982,620	25,918	0.87	3,807,466	13,185	0.46
Short-term borrowings	160,647	1,121	0.93	202,412	918	0.61

Total interest bearing liabilities	4,143,267	27,039	0.87	4,009,878	14,103	0.47

Demand deposits	418,327			396,288
Other liabilities	79,937			28,062
Shareholders' equity	508,030			466,870

Total liabilities and shareholders' equity	$5,149,561			$4,901,098

Net interest income, tax equivalent		117,569			119,957

Net interest spread			2.98%			3.24%

Net interest margin (net interest income to total interest earning assets)			3.13%			3.32%

Tax equivalent adjustment		(3)			(10)

Net interest income		117,566			119,947

Non-GAAP Financial Measures Reconciliation

Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of nonperforming loans and securities and other non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)

	9/30/2019	6/30/2019	9/30/2018

Tangible Equity to Tangible Assets
Total Assets	$5,222,469	5,227,670	4,885,351
Less: Intangible assets	553	553	553
Tangible assets	5,221,916	5,227,117	4,884,798

Equity	526,163	515,630	477,118
Less: Intangible assets	553	553	553
Tangible equity	525,610	515,077	476,565
Tangible Equity to Tangible Assets	10.07%	9.85%	9.76%
Equity to Assets	10.07%	9.86%	9.77%

	Three months ended			Nine months ended
Efficiency Ratio	9/30/2019	6/30/2019	9/30/2018	9/30/2019	9/30/2018

Net interest income (fully taxable equivalent)	$38,644	39,192	40,526	$117,569	119,957
Non-interest income	4,925	4,914	4,455	14,476	13,629
Revenue used for efficiency ratio	43,569	44,106	44,981	132,045	133,586

Total noninterest expense	24,070	24,902	24,544	73,839	72,794
Less: Other real estate (income) expense, net	33	210	528	219	1,194
Expense used for efficiency ratio	24,037	24,692	24,016	73,620	71,600

Efficiency Ratio	55.17%	55.98%	53.39%	55.75%	53.60%